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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 1 to Registration Statement (No. 333-217577) on Form S-1 of Hyperdynamics Corporation of our report dated September 22, 2016, relating to the consolidated financial statements of Hyperdynamics Corporation, appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to our firm under the heading "Experts" in such Prospectus.

/s/ Hein & Associates LLP

Houston, Texas
May 18, 2017

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM